File No. 2-85905

                        As filed on ^ September 30, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X
                                                                              --
      Pre-Effective Amendment No.
      Post-Effective Amendment No.   ^ 22                                      X
                                  -----------                                 --

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                X
                                                                              --
      Amendment No.    ^ 22                                                    X
                   ------------                                               --


                       INVESCO STRATEGIC PORTFOLIOS, INC.
               (Exact Name of Registrant as Specified in Charter)

                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)
                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)

       Registrant's Telephone Number, including Area Code: (303) 930-6300
                               Glen A. Payne, Esq.
                              7800 E. Union Avenue
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)

                                  ------------
                                   Copies to:
                             Ronald M. Feiman, Esq.
                             Gordon Altman Butowsky
                              Weitzen Shalov & Wein
                                 114 W. 47th St.
                            New York, New York 10036
                                  ------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

____  immediately  upon filing  pursuant to paragraph (b)
____  on  _________________, pursuant to  paragraph  (b)
____  60 days after  filing  pursuant  to  paragraph (a)(1)
____  ^ on _________________,  pursuant to paragraph (a)(1)
____  75 days after filing pursuant to paragraph (a)(2)
_^X_  on December 14, 1998, pursuant to paragraph (a)(2) of rule 485.



If appropriate, check the following box:
____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 1997, was filed on or about December 18, 1997.

                                    Page 1 of
                        Exhibit index is located at page

                      INVESCO STRATEGIC PORTFOLIOS, INC.
                      ----------------------------------

                            CROSS-REFERENCE SHEET

Form N-A
Item                                      Caption
--------                                  -------
Part A                                    Prospectus

     1.......................             Cover Page

     2.......................             Annual Fund Expenses


     3.^......................            Performance Data

     4.......................             Investment Objective ^ And
                                          Strategy; The Fund ^ And Its
                                          Management

     5.......................             The Fund ^ And Its Management;
                                          Additional Information


     5A......................             Not Applicable


     6.......................             Fund Services; Taxes,
                                          Dividends ^ And Capital Gain
                                          Distributions; Additional
                                          Information

     7.......................             How ^ To Buy Shares; Fund
                                          Services

     8.......................             Fund Services; How ^ To Sell
                                          Shares


     9.......................             Not Applicable

Part B                                    Statement of Additional
                                          Information

     10.......................            Cover Page

     11.......................            Table of Contents

Form N-1A
Item                                      Caption
---------                                 -------

     12.......................            The Fund ^ And Its Management

     13........................           Investment Policies ^ And
                                          Restrictions

     14.......................            The Fund ^ And Its Management

     15.......................            The Fund ^ And Its Management;
                                          Additional Information

     16.......................            The Fund ^ And Its Management;
                                          Additional Information

     17.......................            Investment Policies ^ And
                                          Restrictions


     18.......................            Additional Information


     19.......................            How Shares Can Be Purchased;
                                          How Shares Are Valued;
                                          Services Provided ^ By The
                                          Fund; Tax-Sheltered Retirement
                                          Plans; How ^ To Redeem Shares

     20.......................            Dividends, Other
                                          Distributions, ^ And Taxes


     21.......................            How Shares Can Be Purchased

     22.......................            Performance Data

     23.......................            Additional Information

Part C                                    Other Information

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                     NOTE

     This Post-Effective Amendment (Form N-1A) is being filed to add the INVESCO Technology Portfolio - Class I and does not affect the other seven series of the
Registrant: INVESCO Energy, Environmental Services, Financial Services, Gold, Health Sciences, Leisure, Technology - Class II and Utilities Portfolios.

PROSPECTUS
December __, 1998

                          INVESCO STRATEGIC PORTFOLIOS

                    [INVESCO Technology Portfolio - Class I]

     The [INVESCO Technology Portfolio - Class I] (the "Portfolio") is actively managed to seek capital appreciation. The Portfolio normally invests 80% or more of its total assets in companies principally engaged in a specific business sector. Most of the holdings are in common stocks, but the Portfolio has the flexibility to invest in other types of securities.

     The Portfolio offers two classes of shares. This Prospectus relates to Class I shares of the Fund only. Class II shares are subject to an annual distribution fee of 0.25% of the Fund's average daily net assets attributable to Class II shares; Class I shares are not subject to any distribution fee.

     The  Portfolio  is a series of  INVESCO  Strategic  Portfolios,  Inc.  (the
"Fund"), a diversified, managed, no-load mutual fund consisting of eight separate funds, each of which represents a separate portfolio of investments. A separate prospectus is available upon request from INVESCO Distributors, Inc. for the Company's other Portfolios: INVESCO Energy Portfolio, INVESCO Environmental Services Portfolio, INVESCO Financial Services Portfolio, INVESCO Gold Portfolio, INVESCO Health Sciences Portfolio, INVESCO Leisure Portfolio, INVESCO Technology - Class II Portfolio and INVESCO Utilities Portfolio. Institutional investors may purchase shares of any or all of the Portfolios. Retail investors may purchase any or all of the Portfolios with the exception of [Technology Portfolio Class I]. Additional Portfolios may be offered in the future.

     This Prospectus provides you with the basic information you should know before investing in the Portfolio. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Portfolios, dated December __, 1998, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800- 525-8085; or visit our web site at: http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED  BY,  ANY  BANK OR  OTHER  FINANCIAL  INSTITUTION.  THE  SHARES  OF THE
PORTFOLIOS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

CONTENTS


ESSENTIAL INFORMATION........................................................8

ANNUAL PORTFOLIO EXPENSES....................................................9

INVESTMENT OBJECTIVE AND STRATEGY...........................................10

INVESTMENT POLICIES AND RISKS...............................................11

THE FUND AND ITS MANAGEMENT.................................................15

FUND PRICE AND PERFORMANCE..................................................17

HOW TO BUY SHARES...........................................................18

FUND SERVICES...............................................................19

HOW TO SELL SHARES..........................................................20

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS....................................22

ADDITIONAL INFORMATION......................................................23

ESSENTIAL INFORMATION

     Investment Goal And Strategy: The Portfolio is actively managed to seek capital appreciation. Employing an aggressive investment philosophy, the Portfolio normally invests at least 80% of its total assets in equity securities of companies principally engaged in technology-related businesses. There is no guarantee that the Portfolio will meet its investment objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

     Designed For: Investors seeking capital appreciation. While not a complete investment program, this Portfolio may be a valuable element of your investment portfolio. You also may wish to consider the Portfolio as part of a systematic investing strategy. The Portfolio may be a suitable investment for many types of retirement programs, including various Individual Retirement Accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

     Time Horizon: Stock prices fluctuate on a daily basis, and the Portfolio's price per share therefore varies daily. Potential shareholders should consider this a medium- to long-term investment.

     Risks: The Portfolio generally uses an aggressive investment strategy and may experience relatively rapid portfolio turnover. Because the Portfolio focuses on narrow business segments, it may experience greater short-term volatility than more diversified funds. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. The returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. These policies make the Portfolio unsuitable for that portion of your savings dedicated to current income or to preservation of capital over the short-term. See "Investment Objective And Strategy" and "Investment Policies And Risks."

     Organization and Management: The Portfolio is a series of the Fund. The Portfolio is owned by its shareholders. The Fund employs INVESCO Funds Group, Inc. ("INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of INVESCO, is the Portfolio's distributor.

     The Portfolio's investments are selected by its portfolio managers. See "The Fund And Its Management."

     INVESCO and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company that managed approximately $261 billion in assets as of June 30, 1998. AMVESCAP PLC is based in London with money managers located in Europe, North America and Asia.

The Fund offers all of the following services at no charge:
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions

See "How To Buy Shares" and "How To Sell Shares."

Permissible Investors: Qualified retirement plans and other institutional investors as determined appropriate by INVESCO.

ANNUAL PORTFOLIO EXPENSES

     The Portfolio is no-load; there are no fees to purchase, exchange or redeem shares.

     Like any company, the Portfolio has operating expenses such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts and other expenses. These expenses are paid from the Portfolio's assets. Lower expenses therefore benefit investors by increasing the Portfolio's total return.

     We calculate annual operating expenses as a percentage of the Portfolio's estimated assets for the current fiscal year. To keep expenses competitive, INVESCO will voluntarily reimburse the Portfolio for amounts in excess of 0.95% of the average net assets of the Fund.

Annual Portfolio Operating Expenses
(as a percentage of average net assets)

Management Fee                                                     [0.75%]
12b-1 Fees                                                            None
Other Expenses(1)                                                  [0.20%]
Total Portfolio Operating
  Expenses(1)                                                      [0.95%]

(1) Based on estimated expenses for the current fiscal year which may be more or less than actual expenses. If necessary, certain Portfolio expenses will be absorbed voluntarily by INVESCO for at least the first fiscal year of the Portfolio's operations in order to ensure that expenses for the Portfolio will not exceed 0.95% of the Portfolio's average daily net assets pursuant to an agreement between the Portfolio and INVESCO. If such voluntary expense limit were not in effect, the Portfolio's "Other Expenses" and "Total Portfolio Operating Expenses" for the fiscal year ending October 31, 1999 are estimated to be ____% and ____%, respectively, of the Portfolio's average net assets. Actual expenses are not provided because the Portfolio did not begin a public offering of its securities until on or about December __, 1998.

Example

     A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Portfolio's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

                  1 Year            3 Years
                  ------            -------
                  $10               $30

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Portfolio's expenses, see "The Fund And Its Management."

INVESTMENT OBJECTIVE AND STRATEGY

     The Portfolio seeks capital appreciation. This investment objective is fundamental and cannot be changed without the approval of the Portfolio's shareholders. The investment strategy is aggressive; holdings are focused on equity securities whose price appreciation is expected to outpace that of the overall sector in which the Portfolio invests. These stocks may not pay regular dividends. The Portfolio normally invests at least 80% of its total assets in the equity securities (common and preferred stocks, and convertible bonds) of companies principally engaged in technology- related industries. There is no assurance that the Portfolio's investment objective will be met.

     The technology-related business sector typically consists of numerous industries such as computers, communications, video, electronics, oceanography, office and factory automation and robotics. In determining whether a company is principally engaged in a particular business sector, INVESCO must determine that the company derives more than 50% of its gross income or net sales from activities in that sector; or that the company dedicates more than 50% of its assets to the production of revenues from that sector; or, if, based on available financial information a question exists whether a company meets one of these standards, INVESCO determines that the company's primary business is within the business sector designated for investment by that Portfolio.

     The remainder of the Portfolio's assets may be invested in any securities or other instruments deemed appropriate by INVESCO, consistent with the Portfolio's investment policies and restrictions. These investments include debt securities issued by companies principally engaged in the Portfolio's business sector, debt or equity securities issued by companies outside the Portfolio's business sector, short-term high grade debt obligations maturing no later than one year from the date of purchase (including U.S. government and agency securities, domestic bank certificates of deposit, commercial paper rated at least A-2 by Standard & Poor's, a division of The McGraw-Hill Companies ("Standard & Poor's") or P-2 by Moody's Investors Service, Inc. ("Moody's"), and repurchase agreements), and cash.

     The Portfolio is actively traded. Economic conditions and market circumstances vary from day to day; securities may be bought and sold relatively frequently as their suitability as portfolio holding changes. The Portfolio's portfolio turnover rate may be higher than many other mutual funds and may exceed 200%; this turnover may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Portfolio's portfolio turnover rate; its brokerage practices and certain federal income tax matters.

     When we believe market or economic conditions are unfavorable, the Portfolio may assume a defensive position by temporarily investing up to 100% of its total assets in high-quality money market instruments as described above or cash, seeking to protect its assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS

     Industry Concentration. The Portfolio's holdings normally will be concentrated in businesses in the technology-related business sector. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate; broad market shifts; moves in a particular, dominant stock; or regulatory changes. Investors should be prepared for volatile short-term movement in net asset value. The Portfolio attempts to reduce these risks by diversifying its investments among many individual securities; further, the Portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). However, of itself, an investment in the Portfolio does not constitute a balanced investment program.

     The Technology Portfolio may not invest more than 25% of its total assets in a single industry (e.g., computer software) within the technology business sector.

     Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless otherwise corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Portfolio invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Portfolio's investments may be adversely affected.

     Equity Securities. The equity securities in which the Portfolio invests may be issued by either established, well- capitalized companies, or newly-formed small capitalization ("small cap") companies. These securities may be traded on national, regional or foreign stock exchanges or in the over-the-counter market. Small cap companies frequently have limited operating histories, product lines and financial and managerial resources, and may face intense competitive pressures from larger companies. The market prices of small cap stocks may be more volatile than the stocks of larger companies both because they typically trade in lower volumes and because small cap companies may be more vulnerable to changes in their earnings and prospects.

     Foreign Securities. Up to 25% of the Portfolio's total assets, measured at the time of purchase, may be invested directly in foreign equity and corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

     For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of a Portfolio experiencing difficulties in pursuing legal remedies and collecting judgments.

     ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

     Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

     The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Portfolio.

     In order to hedge against fluctuations in foreign exchange rates, the Portfolios may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Forward contracts and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.

     Illiquid and Rule 144A Securities. The Portfolio may invest up to 15% of its total assets, measured at the time of purchase, in securities which are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon the nature of the market for such securities, they are not readily marketable. Investments in illiquid securities are subject to the risk that the Portfolio may not be able to sell such securities at the time or price desired. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with registration of the security. The Portfolio may purchase certain securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities") without regard to the foregoing 15% limitation, if a liquid trading market exists. The Fund's board of directors has delegated to INVESCO the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by a Portfolio is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Portfolio's shareholders. For more information concerning Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.

     Repurchase Agreements. The Portfolio may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Portfolio buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Portfolio could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors.

     Securities Lending. The Portfolio may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies And Restrictions" in the Statement of Additional Information.

     Options, Futures and Other Financial Instruments. The Portfolio may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). The following financial instruments may be used: options, futures contracts, forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). For descriptions and other information on these Financial

Instruments and strategies and their risk considerations, see the Statement of Additional Information. Financial Instruments may be used in an attempt to manage the Portfolio's foreign currency exposure as well as other risks of the Portfolio's investments that can cause fluctuation in its net asset value. The Portfolio may use Financial Instruments to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates or other factors. The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

     The Portfolio's ability to use Financial Instruments may be limited by market conditions, regulatory limits and tax considerations. The Portfolio might not use any of these Financial Instruments, and there can be no assurance that any strategy using a Financial Instrument will fully achieve its objective.

     Subject to the further limitations stated in the Statement of Additional Information, generally, the Portfolio is authorized to use any type of Financial Instrument. However, as a non-fundamental policy, the Portfolio will only use a particular Financial Instrument (other than those related to foreign currency) if the Portfolio is authorized to take a position in the type of asset to which the return on, or value of, the Financial Instrument is primarily related. Therefore, for example, if the Portfolio is authorized to invest in a particular type of security (such as an equity security), it could take a position in an option on an index relating to equity securities. With respect to foreign currency Financial Instruments, as a non-fundamental policy the Portfolio will only use these Financial Instruments if the Portfolio is authorized to invest in foreign securities. In addition, the Portfolio presently has a non-fundamental policy to utilize only exchange-traded Financial Instruments, other than forward currency contracts. This policy would not, however, prevent the Portfolio from investing in a security, such an indexed security, with an imbedded component, such as a cap or a floor.

     Delayed Delivery or When-Issued Purchases. Debt securities may at times be purchased or sold by the Portfolio with settlement taking place in the future. The Portfolio may invest up to 10% of its net assets in when-issued debt securities. The payment obligation and the interest rate that will be received on the securities generally are fixed at the time the Portfolio enters into the commitment. When the Portfolio purchases a security on a when-issued or delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Between the date of purchase and the settlement date, the value of a when- issued the security is subject to market fluctuations, and no interest is payable to the Portfolio prior to the settlement date.

     Investment Restrictions. Certain restrictions, which are identified in the Statement of Additional Information, are fundamental and may not be altered without the approval of the Portfolio's shareholders. For example, the Portfolio may not borrow money except from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 10% of its net assets. In addition, except for the Portfolio's policies regarding investments in foreign securities and foreign currencies, the investment objective and policies described in this Prospectus under "Investment Objective And Strategy" and "Investment Policies And Risks" are fundamental and may not be changed without a vote of the Portfolio's shareholders.

     For a further discussion of risks associated with an investment in the Portfolio, see "Investment Policies And Restrictions" and "Investment Practices" in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT

     The Fund is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end management investment company. It was incorporated on August 10, 1983, under the laws of Maryland.

     The Fund's board of directors has responsibility for overall supervision of the Portfolio and reviews the services provided by the adviser. Under an agreement with the Fund, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as investment manager for the Portfolio; it is primarily responsible for providing the Portfolio with portfolio management and various administrative services.

     INVESCO and IDI are indirect, wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc. that created one of the largest independent investment management businesses in the world. INVESCO continued to operate under its existing name. AMVESCAP PLC had approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932 and, as of July 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately $19.6 billion on behalf of 884,099 shareholders.

     The Portfolio is managed by members of INVESCO's Sector Team, which is headed by Daniel B. Leonard. The following individuals are primarily responsible for the day-to-day management of the Portfolio's holdings:

     Daniel B. Leonard has been a co-portfolio manager of the Portfolio since 1998 and a co-portfolio manager of the INVESCO Technology Portfolio - Class II since 1996 (portfolio manager from 1985 to 1996). Mr. Leonard also manages INVESCO Strategic Gold Portfolio and co-manages INVESCO VIF - Technology Fund and INVESCO Strategic Financial Services Portfolio. Mr. Leonard is also a senior vice president of INVESCO Funds Group, Inc. Mr. Leonard was previously a portfolio manager (1977-1983; 1985-1991) and senior vice president (1975-1983; 1985-1991) of INVESCO Funds Group, Inc. and a vice president (1977-1983) of INVESCO Trust Company. Mr. Leonard received a B.A. from Washington & Lee University.

     Gerard F. Hallaren, Jr., a Chartered Financial Analyst, has been a co-portfolio manager of the Portfolio since 1998 and a co-portfolio manager of the INVESCO Technology Portfolio - Class II since 1996. Mr. Hallaren also manages INVESCO Strategic Environmental Services Portfolio and co-manages INVESCO VIF - Technology Fund. Mr. Hallaren is also a vice president of INVESCO Funds Group, Inc. Mr. Hallaren was previously a research analyst for INVESCO Trust Company (1994 to 1995), a vice president and research analyst with Hanifen Imhoff (1992 to 1994), a retail broker with Merrill Lynch (1991), director of business planning with MiniScribe Corporation (1989 to 1990), and a research analyst with various firms beginning in 1978. Mr. Hallaren received a B.A. in Economics from the University of Massachusetts-Amherst.

     INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Fund or INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

     The Portfolio pays INVESCO a monthly management fee which is based upon a percentage of the Portfolio's average net assets determined daily. The management fee is computed at the annual rate of 0.75% on the first $350 million of the Portfolio's average net assets, 0.65% on the next $350 million of the Portfolio's average net assets and 0.55% on the Portfolio's net assets in excess of $700 million.

     Under a Distribution Agreement, IDI provides services relating to the distribution and sale of the Portfolio's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by INVESCO.

     Under a Transfer Agency Agreement, INVESCO acts as registrar, transfer agent and dividend disbursing agent for the Portfolio. The Portfolio pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the Portfolio. In these cases, INVESCO may pay, out of the fee it receives from the Portfolio, an annual sub-transfer agency fee or recordkeeping fee to the third party.

     Under an Administrative Services Agreement, INVESCO handles additional administrative, recordkeeping, and internal sub- accounting services for the Fund.

     The management and custodial services provided to the Portfolio by INVESCO and the Portfolio's custodian, and the services provided to shareholders by IDI and INVESCO, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Portfolio's securities trades, its share pricing and its account services. The Portfolio and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

     Portfolio expenses, which are accrued daily, are deducted from total income before dividends are paid. If necessary, certain Portfolio expenses will be absorbed voluntarily by INVESCO in order to ensure that the Portfolio's total operating expenses will not exceed 0.95%. This commitment may be changed following consultation with the Fund's board of directors.

     INVESCO places orders for the purchase and sale of portfolio securities with brokers and dealers based upon INVESCO's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. The Portfolio may place orders for portfolio transactions with qualified brokers and dealers that recommend the Portfolio or sell shares of the Portfolio to clients, or act as agent in the purchase of Portfolio shares for clients, if INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices Placement of Portfolio Brokerage" in the Statement of Additional Information.

     Rule 18f-3 under the 1940 Act ("Rule 18f-3") permits a fund to use a multiclass system, including separate class arrangements for distribution of shares and related exchange privileges applicable to the classes. The Portfolio's Plan Pursuant to Rule 18f-3 provides that advisory and administrative services fees that are expenses of the Portfolio but are not otherwise attributable to a particular class of Portfolio shares shall be allocated to each class on the basis of its net asset value relative to the net asset value of the Portfolio.

FUND PRICE AND PERFORMANCE

     Determining Price. The value of your investment in the Portfolio may vary daily. The price per share is also known as the Net Asset Value ("NAV"). INVESCO prices the Portfolio every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of the Portfolio's assets, including accrued interest and dividends; subtracting liabilities, including accrued expenses; and dividing that dollar amount by the total number of outstanding shares of the Portfolio.

     Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Portfolio's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the rate of return on an investment in the Portfolio, assuming reinvestment of all dividends and capital gain distributions for the periods cited. Cumulative total return shows the actual rate of return on an investment; average annual total return represents the average annual percentage change of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Portfolio's investment results, because they do not show the interim variations in performance over the periods cited.

     When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Portfolio to others in its categories of Science and Technology, as well as to the broad-based Lipper general fund groupings. These rankings allow you to compare the Portfolio's performance to that of its peers. Other independent financial media also produce performance- or service- related comparisons, which you may see in our promotional materials. For more information, see "Fund Performance" in the Statement of Additional Information.

     Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES

     The Portfolio offers two classes of shares. Each class represents an identical interest in the INVESCO Technology Portfolio and has the same rights, except that each class bears its own distribution and shareholder servicing charges. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, payable by that class.

     In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, and (iii) the eligibility requirements that apply to purchases of a particular class.

     This Portfolio is offered only to institutional investors and qualified retirement plans. This Portfolio is not available to retail investors.

     Your new Portfolio shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange or redeem shares when you make transactions directly through INVESCO. However, if you invest in a Portfolio through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. For all new accounts, please send a completed application form. Please specify the Portfolio whose shares you wish to purchase.

     INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Portfolio. Further, INVESCO reserves the right in its sole discretion to reject any order for the purchase of Portfolio shares (including purchases by exchange) when, in its judgment, such rejection is in the Portfolio's best interests.

     Exchange Policy. You may exchange your shares in the Portfolio for those in another INVESCO fund or portfolio, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

     Please note these policies regarding exchanges of fund shares:

     (1)  The fund accounts must be identically registered.

     (2) You may make four exchanges out of each fund during each calendar year.

     (3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

     (4) In order to prevent abuse of this policy to the disadvantage of other shareholders, the Portfolio reserves the right to temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Portfolio determines the actions of the shareholder are detrimental to Portfolio performance and shareholders. The Portfolio will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Portfolio which will result from effecting additional exchange requests. The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

     (5) Notice of all modifications or terminations that would affect all Portfolio shareholders will be given at least 60 days prior to the effective date of the change in policy, except in unusual circumstances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily suspended).

FUND SERVICES

     Shareholder Accounts. INVESCO will maintain a share account that reflects your current holdings.

     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges and redemptions. If you choose certain recurring transaction plans, your transactions will be confirmed on your quarterly Investment Summary.

     Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

     Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional Portfolio shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

     Telephone Transactions. All shareholders may exchange and redeem Portfolio shares by telephone, unless they expressly decline these privileges. By signing the new account Application or a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Portfolio has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

HOW TO SELL SHARES

     The following chart shows several convenient ways to redeem your Portfolio shares. Shares of the Portfolio may be redeemed at any time at the NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Portfolio's investment performance.

                              How To Sell Shares
================================================================================
Method                      Minimum Redemption         Please Remember
================================================================================
By Telephone
Call us toll-free                                      These telephone
at 1-800-525-8085.                                     redemption
                                                       privileges may be
                                                       modified or
                                                       terminated in the
                                                       future at the
                                                       discretion of
                                                       INVESCO.
--------------------------------------------------------------------------------
In Writing
Mail your request           Any amount. The
to INVESCO Funds            redemption request
Group, Inc., P.O.           must be signed by
Box 173706                  all registered
Denver, CO 80217-           owners of the
3706. You may also          account. Payment
send your request           will be mailed to
by overnight                your address of
courier to 7800 E.          record, or to a
Union Ave., Denver,         pre-designated
CO 80237.                   bank.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Exchange
Between this and            This Portfolio is          See "Exchange
another of the              available only to          Policy," page 18.
INVESCO funds. Call         institutional
1-800-525-8085 for          investors and
prospectuses of             qualified
other INVESCO               retirement plans.
funds. You may also
establish an
automatic monthly
exchange service
between two INVESCO
funds; call INVESCO
for further details
and the correct
form.
--------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to          This option is not
request the                 available to share-
appropriate form            holders of the
and more                    Portfolio.
information at 1-
800-525-8085.
--------------------------------------------------------------------------------
Payment To Third
Party
Mail your request           Any amount.                All registered
to INVESCO Funds                                       account owners must
Group, Inc., P.O.                                      sign the request,
Box 173706                                             with a signature
Denver, CO 80217-                                      guarantee from an
3706.                                                  eligible guarantor
                                                       financial    institution,
                                                       such as a commercial bank
                                                       or recognized national or
                                                       regional securities firm.
================================================================================

     While the Portfolio will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

     Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account in the Portfolio fall below $___ as a result of shareholder action, the Portfolio reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $___ or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

     Taxes. The Portfolio intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. Distribution of all net investment income to shareholders allows the Portfolio to maintain its tax status as a regulated investment company. The Portfolio does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

     Shareholders must include all dividends and other distributions as taxable income for federal, state and local income tax purposes, unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Portfolio or another fund in the INVESCO group.

     Net realized capital gains of the Portfolio are classified as short-term and long-term gains depending upon how long the Portfolio held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at a maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not more than 18 months are taxable at a maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of distributions by the Portfolio.

     Shareholders may realize capital gains or losses when they sell their shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gains, in which event they will be subject to federal income tax at the rates indicated above.

     The Portfolio may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld may be treated as an expense of the Portfolio.

     Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and other distributions and redemption proceeds. You can avoid backup withholding on your account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

     We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

     Dividends and Other Distributions. The Portfolio earns net investment income in the form of interest and dividends on investments. Dividends paid by the Portfolio will be based solely on the net investment income earned by it. The Portfolio's policy is to distribute substantially all of this income, less expenses, to shareholders on an annual basis, at the discretion of the Fund's board of directors. Dividends are automatically reinvested in additional shares of the Portfolio at the net asset value on the payable date unless otherwise requested.

     In addition, the Portfolio realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Portfolio has a net realized capital gain. Net realized capital gains, if any, together with gains realized on certain foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Portfolio at the net asset value on the payable date unless otherwise requested.

     Dividends and other distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held by the shareholder. The Portfolio's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION

     Voting Rights. All shares of the Fund have equal voting rights based on one vote for each share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all of the Portfolios voting together. In other cases, such as voting upon an investment advisory contract, voting is on a Portfolio-by-Portfolio basis. To the extent permitted by law, when not all Portfolios are affected by a matter to be voted upon, only shareholders of the Portfolio or Portfolios affected by the matter will be entitled to vote thereon. The Fund is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Portfolio or as may be required by applicable law or the Fund's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Fund. The Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

     Master/Feeder Option. As a matter of fundamental policy, the Fund may, in the future, seek to achieve the Portfolio's investment objective by investing all of the Portfolio's assets in another investment company having substantially the same fundamental investment objective, policies and limitations. It is expected that any such investment company would be managed by INVESCO in substantially the same manner as the Portfolio. If permitted by applicable law, any such investment may be made in the sole discretion of the Fund's board of directors without a vote of the Portfolio's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Portfolio and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if this option were implemented.

                                       PROSPECTUS
                                       December 14, 1998

                                       [INVESCO TECHNOLOGY PORTFOLIO -
                                       CLASS I]

                                       A no-load mutual fund seeking
                                       appreciation of capital.

INVESCO FUNDS

INVESCO Distributors, Inc.(SM)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:

Cherry Creek,
155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

In addition, all documents             You should know what INVESCO
filed by the Fund with the             knows.(TM)
Securities and Exchange
Commission can be located              INVESCO FUNDS
on a web site maintained by
the Commission at
http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

^ December __, 1998


                       INVESCO STRATEGIC PORTFOLIOS, INC.

                                      ^

Address:                                  Mailing Address:
7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                   Telephone:
                       In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------

     INVESCO STRATEGIC PORTFOLIOS, INC. (the "Fund") is a ^ no-load, open-end, diversified management investment company currently consisting of eight separate Portfolios of investments. It seeks to provide investors with capital appreciation (and, with respect to the Utilities Portfolio, income) through the investment of assets of its professionally managed Portfolios primarily in equity securities. Each of the Fund's separate Portfolios concentrates its investments in securities of companies principally engaged in the business sector of that Portfolio. ^ Retail investors may purchase shares of any or all Portfolios with the exception of the [Technology Portfolio - Class I]. Institutional investors may purchase shares of any or all Portfolios. The following are available:

ENERGY Portfolio                         ^ LEISURE Portfolio
ENVIRONMENTAL SERVICES Portfolio         ^[TECHNOLOGY Portfolio-Class I]
FINANCIAL SERVICES Portfolio             [TECHNOLOGY Portfolio-Class II]
GOLD Portfolio                           UTILITIES Portfolio
HEALTH SCIENCES Portfolio


     Additional portfolios may be offered in the future.


     A Prospectus dated March 1, 1998 for ^ the Energy, Environmental Services, Financial Services, Gold, Health Sciences, Leisure, [Technology Portfolio - Class II] and Utilities Portfolio and a Prospectus dated December __, 1998, for the [Technology Portfolio -Class I] which provide the basic information you should know before investing in the respective Portfolios, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the ^ Prospectuses. It is intended to provide you additional information regarding the activities and operations of the Portfolios and should be read in conjunction with the ^ Prospectuses.


      Investment Adviser: INVESCO Funds Group, Inc.
      Distributor: INVESCO Distributors, Inc.

TABLE OF CONTENTS
                                                                          Page

INVESTMENT POLICIES AND RESTRICTIONS........................................28

THE FUND AND ITS MANAGEMENT.................................................52

HOW SHARES CAN BE PURCHASED.................................................65

HOW SHARES ARE VALUED.......................................................69

FUND PERFORMANCE............................................................71

SERVICES PROVIDED BY THE FUND...............................................72

TAX-DEFERRED RETIREMENT PLANS...............................................73

HOW TO REDEEM SHARES........................................................73

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES....................................73

INVESTMENT PRACTICES........................................................76

ADDITIONAL INFORMATION......................................................81

INVESTMENT POLICIES AND RESTRICTIONS

     In selecting securities for investment, each Portfolio's investment adviser attempts to identify companies that have better-than-average earnings growth potential. Each Portfolio seeks to purchase the securities of companies that are thought to be best situated in the relevant industry grouping for that Portfolio to benefit from the predicted economic environment.


     Foreign Securities. The Gold and Environmental Services Portfolios may invest in foreign securities without limitation on the percentage of assets which may be so invested. Each of the other Portfolios (Energy, Financial Services, Health Sciences, Leisure, ^ [Technology - Class I] and Technology - Class II and Utilities) may invest up to 25% of its total assets, measured at the time of purchase, directly in foreign securities. Securities of Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") are not subject to this 25% limitation. As described in the section of the Portfolios' ^ Prospectuses entitled "Investment Policies ^ And Risks," foreign securities involve certain risks not associated with investment in domestic companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Securities of many foreign companies may be less liquid and more volatile than securities of comparable domestic companies. With respect to certain foreign countries, there may be a possibility of political developments which could affect investments in those countries. Finally, it may be more difficult for a Portfolio to obtain or enforce a judgment against a foreign issuer than against a domestic issuer. In determining individual portfolio investments, however, the investment advisers will carefully consider all of the above.


     Securities denominated in foreign currency, whether issued by a foreign or a domestic issuer, may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs will be incurred in connection with conversions between various currencies.


     Restricted/144A Securities. As discussed in the Portfolios' ^ Prospectuses, each Portfolio may invest in restricted securities, including restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities").


     In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Portfolio, however, could adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.


     American Depository Receipts. As discussed in the ^ Prospectuses, the Portfolios may invest in American Depository Receipts ("ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains net of certain fees paid to the bank. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

     Forward Foreign Currency Contracts. As discussed in the section of the ^ Prospectuses entitled "Investment Policies ^ And Risks," the Portfolios may enter into forward foreign currency contracts, which are included in the types of instruments sometimes known as derivatives, to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract ("forward contract") is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed-upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Portfolio holds the foreign security. The ^ Portfolios will not speculate in forward currency contracts. The ^ Portfolios will not attempt to hedge all of their foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by ^ INVESCO. The Portfolios will not enter into forward contracts for a term of more than one year. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had a Portfolio not entered into any forward contracts. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Portfolio's limitation on investing in illiquid securities, discussed in the Prospectus.

     Repurchase Agreements. As discussed in the ^ Prospectuses, the Portfolios may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolios with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value equal to the value of the repurchase agreement, and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed.

     Securities Lending. Each Portfolio also may lend its securities to qualified brokers, dealers, banks or other financial institutions. This practice permits a Portfolio to earn income which, in turn, can be invested in additional securities to pursue the Portfolio's investment objectives. Loans of securities by a Portfolio will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, plus accrued interest and dividends, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. ^ INVESCO monitors the creditworthiness of borrowers in order to minimize such risks. A Portfolio will not lend any security if, as a result of the loan, the aggregate value of securities then on loan would exceed 33 1/3% of the Portfolio's total assets (taken at market value).

     Gold Bullion. As is also discussed in ^ its Prospectus, the Gold Portfolio may invest up to 10% of its total assets in gold bullion. The two largest national producers of gold bullion are the Republic of South Africa and the Commonwealth of Independent States (the former Soviet Union). Changes in political and economic conditions affecting either country may have a direct impact on that country's sales of gold bullion. The Gold Portfolio will purchase gold bullion from, and sell gold bullion to, banks (both U.S. and foreign) and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Values of gold bullion held by the Gold Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.


     Gas and Electric Utilities. The gas and electric public utilities industries are subject to various uncertainties, including: difficulty in obtaining adequate returns on invested capital; frequent difficulty in obtaining approval of rate increases by public service commissions; increased costs, delays and restrictions as a result of environmental considerations; difficulty and delay in securing financing of large construction projects; difficulties of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; and special risks associated with the construction and operation of nuclear power generating facilities, including technical and cost factors of such construction and operation and the possibility of imposition of additional governmental requirements for construction and operation. Recent and ongoing deregulation of the gas and electric utilities industry has increased competition in the power generation and utilities businesses, which generally exposes these companies to increased business risk from competitors.


     Futures and Options. Each of the Portfolios has adopted a policy which permits each Portfolio to purchase or sell put and call options on individual securities, securities indexes and currencies, or financial futures or options on financial futures. The following sub-sections entitled "Put and Call Options," "Futures and Options on Futures," and "Options on Futures Contracts," apply to each of the Portfolios, except the Environmental Services ^ and [Technology - Class I] Portfolios.


     Put and Call Options. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Portfolio as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

     Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation ("OCC"), based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised the OCC that they believe their facilities will also be adequate to handle reasonably anticipated volume.

     Futures Contracts and Options on Futures Contracts. As described in the Portfolios' Prospectus, each Portfolio may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Portfolios will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission ("CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. No Portfolio will, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) Each Portfolio may use futures and options thereon for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

     Unlike when a Portfolio purchases or sells a security, no price is paid or received by a Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Portfolio may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by a Portfolio, there was a general increase in interest rates, thereby making such Portfolio's securities less valuable. In all instances involving the purchase of futures contracts by a Portfolio, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with such Portfolio's custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Portfolio may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

     Where futures are purchased to hedge against a possible increase in the price of a security before a Portfolio is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Portfolio, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Portfolio would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of a futures contract may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the price of futures contracts, the value of futures contracts as a hedging device may be reduced.

     In addition, if a Portfolio has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

     As noted above, a Portfolio may buy and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option which a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices.

     The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transactions costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.

     For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix A ("Description of Futures, Options and Forward Contracts").

     ^ Options, Futures and Other Financial Instruments and Their Strategic Uses ([Technology Portfolio - Class I] Only)

     General. As discussed in its Prospectus, INVESCO may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Portfolio's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

     Generally, the Portfolio is authorized to use any type of Financial Instrument. However, as a non-fundamental policy, the Portfolio will only use a particular Financial Instrument (other than those related to foreign currency) if the Portfolio is authorized to take a position in the type of asset to which the return on, or value of, the Financial Instrument is primarily related. Therefore, for example, if the Portfolio is authorized to invest in a particular type of security (such as an equity security), it could take a position in an option on an index relating to equity securities. With respect to foreign currency Financial Instruments, as a non-fundamental policy the Portfolio will only use these Financial Instruments if the Portfolio is authorized to invest in foreign securities. In addition, the Portfolio presently has a non-fundamental policy to utilize only exchange-traded Financial Instruments, other than forward currency contracts. This policy would not, however, prevent the Portfolio from investing in a security, such as an indexed security, with an imbedded component, such as a cap or a floor.

     Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Portfolio's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Portfolio intends to acquire. In an anticipatory hedge transaction, the Portfolio does not already own a corresponding security. Rather, it relates to a security or type of security that the Portfolio intends to acquire. If the Portfolio does not eliminate the hedge by purchasing the security as anticipated, the effect on the Portfolio's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

      Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Portfolio already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Portfolio has invested or expects to invest.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Portfolio's ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Capital Gains Distributions and Taxes."

     In addition to the instruments and strategies described below, INVESCO may use other similar or related techniques to the extent that they are consistent with the Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities. The Portfolio's Prospectus or Statement of Additional Information ("SAI") will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectus.

     Special  Risks.   Financial  Instruments  and  their  use  involve  special
considerations and risks, certain of which are described below.

     (1) If INVESCO employs a Financial Instrument that correlates imperfectly with the Portfolio's investments, a loss could result, regardless of whether or not the intent was to manage risk. Financial Instruments may increase the volatility of the Portfolio. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Portfolio has entered.

     (2) There might be imperfect correlation between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

               The Portfolio presently has a non-fundamental policy to utilize only exchange-traded Financial Instruments, other than forward currency contracts. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio is authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Portfolio's portfolio investments.

               The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

     (3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Portfolio entered into a short hedge because INVESCO projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss.

     (4) The Portfolio's ability to close out a position in an exchange-traded Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market.

     (5) As described below, the Portfolio is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

     Cover. Positions in Financial Instruments, other than purchased options, expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting
("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or in segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     Options. The Portfolio may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

     The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value.

     Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value.

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

     The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment.

     The Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. If the Portfolio is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

     If the Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Portfolio an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Portfolio an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

     The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time it learns that it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

     If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     Futures Contracts and Options on Futures Contracts. When the Portfolio purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Portfolio writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Portfolio writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

     The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

     In addition, futures strategies can be used to manage the duration and associated interest rate risk of the Portfolio's fixed-income portfolio. If INVESCO wishes to shorten the duration of the Fund's fixed-income portfolio, the Portfolio may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If INVESCO wishes to lengthen the duration of the Portfolio's fixed-income portfolio, the Portfolio may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

     At the inception of a futures contract, the Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required to increase the level of initial margin payments. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures used by the Portfolio may be closed only on an exchange or board of trade that provides a market. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Portfolio were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

     To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts, options on futures contracts and currency options.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Additionally, INVESCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Portfolio's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. However, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

     Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Portfolio then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     Foreign Currency Hedging Strategies--Special Considerations. The Portfolio may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

     The Portfolio might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which INVESCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts and Foreign Currency Deposits. The Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long or anticipatory hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contracts may also serve as short hedges; for example, the Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

     The Portfolio may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Portfolio's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Portfolio may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if INVESCO anticipates that there will be a positive correlation between the two currencies.

     The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Forward currency contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as INVESCO anticipates. There is no assurance that INVESCO's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time.

     The Portfolio may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

     Combined Positions. The Portfolio may purchase and write options in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

     Turnover. The Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Floors and Collars. The Portfolio is authorized to enter into swaps, caps, floors and collars. However, these instruments are not exchange-traded and the Portfolio presently has a non-fundamental policy to utilize only exchange-traded Financial Instruments.

     Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

     Investment Restrictions. As described in the section of the Prospectuses entitled "Investment Policies And Risks," the Portfolios operate under certain investment restrictions. For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Portfolio.

     ^ The following restrictions are fundamental and may not be changed with respect to the Energy, Environmental Services, Financial Services, Gold, Health Sciences, Leisure, [Technology Portfolio - Class II] and Utilities Portfolios without prior approval of a majority of the outstanding voting securities of the Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under these restrictions, these Portfolios may not:


     (1) issue senior securities as defined in the 1940 Act (except insofar as the Portfolio may be deemed to have issued a senior security by reason of entering into a repurchase agreement, or borrowing money, in accordance with the restrictions described below, and in accordance with the position of the staff of the Securities and Exchange Commission set forth in Investment Company Act Release No. 10666);

     (2) mortgage, pledge or hypothecate portfolio securities or borrow money, except borrowings from banks for temporary or emergency purposes (but not for investment) are permitted in an amount not exceeding with respect to the Financial Services, Health Sciences, Leisure, Technology or Utilities Portfolios 10%, or, with respect to the Energy, Environmental Services and Gold Portfolios, 33-1/3% of the value of the Portfolio's total assets, i.e., its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed the relevant 10% or 33-1/3% limitation by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the relevant 10% or 33-1/3% limitation. A Portfolio will not purchase additional securities while any borrowings on behalf of that Portfolio exist;

     (3) buy or sell commodities or commodity contracts (however, the Portfolio may purchase securities of companies which invest in the foregoing). The Environmental Services Portfolio also may not buy or sell oil, gas or other mineral interests or exploration programs (however, the Environmental Services Portfolio may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Portfolios from purchasing or selling options on individual securities, security indexes, and currencies, or financial futures or options on financial futures, or undertaking forward currency contracts. This restriction shall not prevent the Gold Portfolio from investing up to 10% of its total assets in gold bullion;

     (4) purchase the securities of any company if as a result of such purchase more than 10% of total assets would be invested in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into a repurchase agreement maturing in more than seven days, if as a result, such repurchase agreements, together with restricted securities and securities for which there are no readily available market quotations, would constitute more than 10% of total assets;


     (5) sell short or buy on margin. This restriction shall not prevent the Portfolios ^ from purchasing or selling options on futures, or writing, purchasing, or selling puts and calls;


     (6) buy or sell real estate or interests therein (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold);

     (7) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

     (8) invest in any company for the purpose of exercising control or management;

     (9) engage in the underwriting of any securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security;

     (10) make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Portfolios, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of a Portfolio's total assets (taken at current value). No more than 10% of a Portfolio's total assets may be invested in repurchase agreements maturing in more than seven days;

     (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities of such company and in which the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;

     (12) with respect to seventy-five percent (75%) of each Portfolio's total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause a Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

     (13) invest more than 5% of its total assets in an issuer having a record, together with predecessors, of less than three years' continuous operation.

     In addition to the above restrictions, a fundamental policy of the Technology Portfolio is not to invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry. In applying this restriction, the Technology Portfolio uses an industry classification system based on a modified S&P industry code classification schema which uses various sources to classify securities.

     In applying restriction (4) above, each Portfolio also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 10% of total assets limit.


     With respect to investment restriction (4) above, the board of directors has delegated to ^ INVESCO the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to a Portfolio's limitations on investing in illiquid securities and securities for which there are no readily available market quotations. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to a Portfolio's limitation on investments in restricted securities (securities for which there are legal or contractual restrictions on resale), unless they are readily marketable outside the United States, in which case they are not deemed to be restricted.

     An additional investment restriction adopted by the Fund on behalf of each of the Portfolios, and which may be changed by the Directors at their discretion, provides that the Portfolio will not:

     (a) enter into any futures contracts, options on futures, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding derivative positions held by the Portfolio and premiums paid on outstanding positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio, or (b) enter into any derivative positions if the aggregate net amount of Portfolio's commitments under outstanding derivative positions of the Portfolio would exceed the market value of the total assets of the Portfolio.


[INVESCO Technology Portfolio - Class I]

     The following restrictions are fundamental and may not be changed with respect to the [INVESCO Technology Portfolio - Class I] without the prior approval of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The [INVESCO Technology Portfolio - Class I] will not:

     (1) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (2) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

     (3) underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Portfolio's portfolio securities;

     (4) borrow money, except that the Portfolio may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     (5) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (6) lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (7) purchase or sell physical commodities; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (9) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or successor thereof with substantially the same fundamental investment objective, policies and limitations as the Portfolio.

     In addition, the INVESCO [Technology Portfolio - Class I] has the following non-fundamental policies, which may be changed without shareholder approval:

     (a) The Portfolio may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
          (i) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (b) The Portfolio may borrow money only from a bank or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)). The Portfolio will not purchase any security while borrowings represents more than 5% of its total assets are outstanding.

     (c) The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     In applying restriction (c) above, the Portfolio also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Portfolio) among the securities subject to the 10% of total assets limit. The board of directors has delegated to the Portfolio's investment adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Portfolio's 15% of total assets limitations on investing in securities that are not readily marketable, discussed below. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to the Portfolio's 15% of total assets limitation on investments in restricted securities (securities for which there are legal or contractual restrictions on resale).

THE FUND AND ITS MANAGEMENT

     The Fund. The Fund was incorporated under the laws of Maryland on August 10, 1983 as "Financial Strategic Portfolios, Inc." On December 2, 1994 the Fund changed its name to INVESCO Strategic Portfolios, Inc.


     The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ^("INVESCO"), is employed as the Fund's investment adviser. ^ INVESCO was established in 1932 and also serves as an investment adviser to ^ INVESCO
Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Equity Funds, Inc. (formerly, INVESCO Capital Appreciation Funds, Inc.), INVESCO Flexible Funds, Inc. (formerly, INVESCO Multiple Asset Funds, Inc.), INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc.^, INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

     The ^ Investment Sub-Adviser. Prior to February 3, 1998, Institutional Trust Company d.b.a. INVESCO Trust Company ("^ ITC") provided sub-advisory services to the Portfolios. ^ Effective February 3, 1998, ITC no longer provided sub-advisory services to the Portfolios and INVESCO provides such day-to-day portfolio management services as the investment adviser to the Portfolios. This change in no way changed the basis upon which investment advice is provided to the Portfolios, the cost of those services to the Portfolios or the persons actually performing the investment advisory and other services previously provided by ITC.

     The Distributor. Effective September 30, 1997, (upon inception with respect to the [Technology Portfolio - Class I]) INVESCO Distributors, Inc. ("IDI") became the Portfolios' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by ^ INVESCO. Prior to September 30, 1997, ^ INVESCO served as the Portfolios' distributor.

     ^ INVESCO ^ and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest investment management businesses in the world with approximately ^ $261 billion in assets under management^ as of June 30, 1998. INVESCO was established in 1932 and as of ^ July 31, ^ 1998 , managed 14 mutual funds, consisting of ^ 49 separate portfolios, on behalf of over ^ 884,099 shareholders.

     AMVESCAP PLC's other North American subsidiaries include the following:

     --INVESCO Retirement and Benefit Services, Inc. ("IRBS") of Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

     --INVESCO Retirement Plan Services ("IRPS") of Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

     --ITC of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions (correspondence, subaccounting, telephone communications and processing of distributions).


     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer.

     --INVESCO Management & Research, Inc. of Boston, Massachusetts primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for pension plans and public pension funds, as well as endowment and foundation accounts.


     --INVESCO (NY), Inc., New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.


     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.


     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of ^ insurance companies that issue variable annuity and/or variable life products.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.


     As indicated in the Portfolios' ^ Prospectuses, INVESCO ^ permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of ^ INVESCO ^ and ^ its North American affiliates. The policy requires officers, inside directors, investment and other personnel of ^ INVESCO ^ and ^ its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including any of the Portfolios.

     In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of ^ INVESCO ^ and ^ its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are administered by and subject to exceptions authorized by ^ INVESCO.

     Investment Advisory Agreement. ^ INVESCO serves as investment adviser to the Portfolios pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Fund which was approved on November 6, 1996, by a vote cast in person by a majority of the directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund or ^ INVESCO at a meeting called for such purpose. The Agreement was approved by shareholders of each Portfolio of the Fund on January 31, 1997, for an initial term expiring February 28, 1999. With respect to the [Technology Portfolio - Class I], the Agreement was approved by INVESCO on _______________, 1998, for an initial term expiring ______________, 2000. Thereafter, the Agreement may be continued from year to year ^ with respect to each Portfolio as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Portfolio. Any such continuance also must be approved by a majority of the Fund's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party or by a Portfolio with respect to that Portfolio, upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Agreement provides that ^ INVESCO shall manage the investment portfolios of the Fund's Portfolios in conformity with the Portfolios' investment policies^. Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services that are the subject of separate agreement between the Fund and ^ INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with ^ INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by ^ INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC and other corporate documents of the Fund), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by ^ INVESCO are borne by the Fund.

     As full compensation for its advisory services to the Fund, ^ INVESCO receives a monthly fee. The fee is calculated daily at an annual rate of: 0.75% on the first $350 million of the average net assets of each Portfolio ^; 0.65% on the next $350 million of the average net assets of each Portfolio ^; and 0.55% of each Portfolio's average net assets in excess of $700 million. The advisory fee is calculated daily at the applicable annual rate and paid monthly. ^

     Administrative Services Agreement. ^ INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting and recordkeeping services to the Fund pursuant to an Administrative Services
Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved on November 6, 1996, by a vote cast in person by all of the directors of the Fund, including all of the directors who are not "interested persons" of the Fund or ^ INVESCO at a meeting called for such purpose. The Administrative Agreement ^ was for an initial term ^ expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 1999. Thereafter, the Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Fund, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by ^ INVESCO on sixty (60) days' written notice, or by the Fund upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Fund's board of directors approves such assignment.

     The Administrative Agreement provides that ^ INVESCO shall provide the following services to the Fund: ^(a) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and ^(b) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

     As full compensation for services provided under the Administrative Agreement, the Fund pays a fee to ^ INVESCO consisting of a base fee of $10,000 per year per Portfolio, plus an additional incremental fee computed daily and paid monthly, by each Portfolio, at an annual rate of 0.015% of the average net assets of the Portfolio.

     Transfer Agency Agreement. ^ INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of each Portfolio of the Fund, including a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for ^ an initial term expiring February 28, 1998, which has been extended by action of the board of directors until May 15, 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year as to each Portfolio as long as such continuance is specifically approved at least annually by the board of directors of the Fund, or by a vote of the holders of a majority of the outstanding shares of the Portfolio. Any such continuance must also be approved by a majority of the Fund's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

     The Transfer Agency Agreement provides that ^ each Portfolio shall pay to ^ INVESCO a fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in existence during each month.


     Set forth below is a table showing the advisory fees, transfer agency fees and administrative services fees paid by each of the Fund's Portfolios for the fiscal years ended October 31, 1997, 1996 and 1995.




                   Year Ended October 31, 1997         Year Ended October 31, 1996         Year Ended October 31, 1995
                   ---------------------------         ---------------------------         ---------------------------


                                        Adminis-                            Adminis-                            Adminis-
                            Transfer     trative                Transfer     trative                Transfer     trative
                Advisory      Agency    Services    Advisory      Agency    Services    Advisory      Agency    Services
                    Fees     Fees(1)        Fees        Fees        Fees        Fees        Fees        Fees        Fees

Energy        $1,788,892    $710,090    $ 45,876  $  813,779  $  385,446    $ 26,275  $  454,001  $  304,482    $ 19,080

Environmental
  Services(2)    188,133     208,784      13,763     237,561     227,295      14,751     234,331     250,666      14,686

Financial
  Services     5,705,247   1,995,619     137,504   3,306,980   1,298,961      78,234   2,128,548   1,083,492      52,704

Gold           1,703,349     982,788      44,069   2,136,116     889,509      52,965   1,544,711     826,471      40,898

Health
  Sciences     6,276,181   2,910,149     152,539   7,016,028   2,584,098     172,697   4,221,937   1,991,219      99,730

Leisure        1,598,185   1,048,771      41,964   2,026,976   1,133,674      50,540   2,063,891   1,099,340      51,278

Technology

  - Class I(3)         0           0           0           0           0           0           0           0           0

Technology
  - Class II   6,217,324   2,686,039     150,934   4,677,778   1,863,571     110,454   3,210,186   1,236,694      76,216

^ Utilities(3) 1,063,655     530,316      31,273   1,032,013     471,705      30,640     952,421     481,868      29,048
              ----------- ----------    -------- -----------  ----------    --------  ----------  ----------    --------


Totals       $24,540,966 $11,072,556    $617,922 $21,247,231  $8,854,259    $536,556 $14,810,026  $7,274,232    $383,640


(1) Includes amounts earned as credits by the Portfolios from security brokerage transactions under certain broker/service arrangements with third parties.

(2) These amounts do not reflect the voluntary expense limitations applicable to the Environmental Services and Utilities Portfolios described in the Portfolios' Prospectus.


(3) The [Technology Portfolio - Class I] paid INVESCO no advisory, transfer agency or administrative fees as of October 31, 1997 since the Portfolio did not commence a public offering of its shares until December __, 1998.

     Officers and Directors of the Fund. The overall direction and supervision of the Fund is the responsibility of the board of directors, which has the primary duty of seeing that the ^ Portfolio's general investment policies and programs of each of the ^ Portfolios are carried out and that the ^ Portfolios are properly administered. The officers of the Fund, all of whom are officers and employees of, and are paid by, ^ INVESCO, are responsible for the day-to-day administration of the Fund and each of the Portfolios. The investment ^ adviser for each Portfolio has the primary responsibility for making investment decisions on behalf of that Portfolio. These investment decisions are reviewed by the investment committee of ^ INVESCO.

     All of the officers and directors of the Fund hold comparable positions with INVESCO ^ Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Equity Funds, Inc. (formerly, INVESCO Capital Appreciation Funds, Inc.), INVESCO Flexible Funds, Inc. (formerly, INVESCO Multiple Asset Funds, Inc.), INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc.^, INVESCO Specialty Funds, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors and officers of the Fund also serve as trustees of INVESCO Value Trust^ and INVESCO Treasurer's Series Trust. ^ Set forth below is information with respect to each of the Fund's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO ^ Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. ^ Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company^. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928. ^ VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry ^ of
Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a ^ director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: ^ 34 Seawatch Drive, ^ Savannah, Georgia. Born: June 23, 1930.


     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.


     ^ WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     ^ KENNETH T. KING,+#@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.




     JOHN W. MCINTYRE,^+#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of ^ The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of ^ The Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. ^ Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

     LARRY SOLL, Ph.D.,**@ Director. ^ Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since its incorporation in 1982. Director of ^ ISI Pharmaceuticals, Inc.^ Trustee of
INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born: April 26, 1942.

     MARK H. WILLIAMSON,+* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESCO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel ^(since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, General Counsel and Secretary of IDI (since 1997); Vice President (May 1989 to April 1995)^ of INVESCO; Senior Vice President, (since 1995), General Counsel (since 1989) and Secretary (1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C.^ (June 1973 through May
1989). Born: September 25, 1947.




     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO ^(since 1988). Senior Vice President and Treasurer of ^ IDI (since 1997). Senior Vice President and Treasurer of ITC (1988 to 1998) Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO ^(since 1995) and of ^ IDI (since 1997) and Trust Officer of ^ ITC (1995 to 1998); and formerly (August 1992 to July 1995)^ Vice President of INVESCO ^. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 ^ and Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON,  Assistant  Secretary.  Vice  President of INVESCO  ^(since
1984) ^. Formerly, Trust Officer of ^ ITC. Born: September 14, 1941.



     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO ^(since 1984) and of ^ IDI (since 1997) ^. Formerly, Trust Officer of ^ ITC. Born: February 3, 1948.

     *These directors are "interested persons" of the Fund as defined in the Investment Company Act of 1940.

     #Member of the audit committee of the ^ Fund's board of directors.

     @Member of the derivatives committee of the Fund's board of directors.

     @@Member of the soft dollar brokerage committee of the Fund's board of directors.

     +Member of the executive committee of the ^ Fund's board of directors. On occasion, the executive committee acts upon the current and ordinary business of the Fund between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Fund. All decisions are subsequently submitted for ratification by the board of directors.

     ^ **Member of the management liaison committee of the ^ Fund's board of directors.

     ^ As of September 24, 1998, officers and directors of the Fund, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of the outstanding shares of the Fund and of each Portfolio of the Fund.

Director Compensation

     The following table sets forth, for the fiscal year ended October 31, 1997: the compensation paid by the Fund to its eligible independent directors for services rendered in their capacities as directors of the Fund; the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by IDI (including the Fund), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust, and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1996. As of December 31, 1996, there were 49 funds in the INVESCO Complex. Dr. Soll became an independent director of the Fund effective May 15, 1997. Dr. Gramm became an independent director of the Fund effective July 29, 1997.

                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From           Fund           Upon        Paid To
                          Fund(1)    Expenses(2)  Retirement(3)   Directors(1)

Fred A. Deering,          $17,590         $6,297         $6,131        $98,850
Vice Chairman of
  the Board

Victor L. Andrews          17,459          5,950          7,097         84,350

Bob R. Baker               17,955          5,313          9,511         84,850

Lawrence H. Budner         16,862          5,950          7,097         80,350


Daniel D. ^ Chabris(4)     17,382          6,790          5,044         84,850

A. D. Frazier, ^ Jr.(5)     3,576              0              0         81,500


Wendy L. Gramm              3,459              0              0              0

Kenneth T. King            14,864          6,539          5,561         71,350

John W. McIntyre           16,277              0              0         90,350

Larry Soll                  6,672              0              0         17,500
                         --------        -------        -------       --------

Total                    $132,096        $36,839        $40,441       $693,950


% of Net Assets      ^ 0.0034%(6)     0.0009%(6)                    0.0045%(7)


     (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2)Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.


     (3)These figures represent the Fund's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund, which does not participate in ^ this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre and Drs. Gramm and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     (4)Mr. Chabris retired as a director effective September 30, 1998.

     (5)Effective ^ February 28, 1997, Mr. Frazier resigned as a director of the Fund.

     ^ (6)Totals as a percentage of the Fund's net assets as of October 31, 1997.

     ^ (7)Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1996.

     Messrs. Brady^ and Williamson, as "interested persons" of the Fund and the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Fund or the other funds in the INVESCO Complex for their service as directors.

     The boards of directors/trustees of the mutual funds managed by ^ INVESCO and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon ^ termination of service as a director (normally, at the retirement age of 72 ^ or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years but less than three years), continuation of payments for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO and INVESCO Treasurer's Series Trust ^ Funds in a manner determined to be fair and equitable by the committee. The Fund ^ began making payments to Mr. Chabris as of October 1, 1998. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO and INVESCO Treasurer's Series Trust Funds. The deferred amounts are being invested in the shares of all of the INVESCO and INVESCO Treasurer's Series Trust Funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO Fund.

     The Fund has an audit committee that is comprised of ^ four of the directors who are not interested persons of the Fund. The committee meets periodically with the Fund's independent accountants and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The Fund also has a management liaison committee which meets quarterly with various management personnel of ^ INVESCO in order (a) to facilitate better understanding of management and operations of the Fund, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

     The Fund also has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Fund's board of directors.

     The Fund also has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the board of directors. It reports on these matters to the Fund's board of directors.


HOW SHARES CAN BE PURCHASED

     The shares of each Portfolio are sold on a continuous basis at the net asset value per share of the Portfolio next calculated after receipt of a purchase order in good form. The net asset value per share for each Portfolio is computed separately for each Portfolio and is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."


     The Fund has authorized one or more brokers to accept purchase orders on the Portfolios' behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Portfolios' behalf. The Portfolios will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at each Portfolio's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

     IDI acts as the Fund's ^ distributor under a distribution agreement with the Fund ^ and bears all expenses, including the costs of printing and ^ distributing prospectuses incident to direct sales and distribution of Fund shares on a no-load basis.

     ^ With the exception of the [Technology Portfolio - Class I], each of the Portfolios has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1997. The Plan was approved on May 16, 1997, at a meeting called for such purpose by a majority of the directors of the Fund, including a majority of the directors who neither are "interested persons" of the Fund nor have any financial interest in the operation of the Plan ("^ independent directors"). The Plan was approved by the shareholders of the Portfolios, except the Environmental Services Portfolio, on October 28, 1997. The Plan was approved by the shareholders of the Environmental Services Portfolio on November 25, 1997 and implemented on December 1, 1997. The following disclosures regarding the Plan relate to all of the Portfolios except the [Technology Portfolio - Class I].

     The Plan provides that the Portfolios may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of each Portfolio's new sales of shares, exchanges into the Portfolio and reinvestments of dividends and capital gain distributions made after November 1, 1997 (December 1, 1997 for the Environmental Services Portfolio), to compensate IDI for expenses incurred by it in connection with the distribution of their shares to investors. Payments by a Portfolio under the Plan, for any month, may only be made to compensate or pay expenditures incurred during the rolling 12-month period in which that month falls. As noted in the Prospectus, one type of expenditure permitted by the Plan is the payment of compensation to securities companies, and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Portfolios. Each Portfolio is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Portfolio and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Portfolios do not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Portfolios possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Portfolio. Neither the Fund nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Portfolio.


     The Plan was not implemented until November 1, 1997 (December 1, 1997 for the Environmental Services Portfolio). Therefore, for the fiscal year ended October 31, 1997, no 12b-1 amounts were paid by the Portfolios.

     The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer ^ processable tapes of each Portfolio's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Portfolio, and assisting in other customer transactions with each Portfolio.

     The Plan provides that it shall continue in effect with respect to each Portfolio for so long as such continuance is approved at least annually by the vote of the board of directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Portfolio, without penalty, if a majority of the ^ independent directors, or shareholders of such Portfolio, vote to terminate the Plan. The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of any Portfolio at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a particular Portfolio, the investment climate for any particular Portfolio, general market conditions, and the volume of sales and redemptions of a Portfolio's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Portfolio's shares; however, none of the Portfolios are contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Portfolios shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Fund shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Portfolio's payments thereunder without approval of the shareholders of that Portfolio, and all material amendments to the Plan must be approved by the board of directors, including a majority of the ^ independent directors. Under the agreement implementing the Plan, IDI or any Portfolio, the latter by vote of a majority of the ^ independent directors, or of the holders of a majority of a Portfolio's outstanding voting securities, may terminate such agreement as to that Portfolio without penalty upon 30 days' written notice to the other party. No further payments will be made by a Portfolio under the Plan in the event of its termination as to that Portfolio.


     To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Portfolio's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to the Plan, each Portfolio's obligation to make payments to IDI shall terminate automatically, in the event of such assignment, in which case the Portfolio may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor by the Portfolios are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan and the level of compensation provided therein.


     The only members of the board of directors or officers of the Fund who are interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, of the Fund and who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Fund listed herein under the section entitled "The Fund And Its Management - ^ Officers and Directors of the Fund" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Portfolios believe will be reasonably likely to flow to them and to their respective shareholders under the Plan include the following:


     (1)  Enhanced  marketing  efforts,  if  successful,  should  result  in  an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Portfolios;

     (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Portfolios in amounts and at times that are disadvantageous for investment purposes;


     (3) The positive effect which increased Portfolio assets will have on ^ INVESCO's revenues could allow ^ INVESCO and its affiliated companies:


          (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Portfolio's shareholder services (in both systems and personnel),


          (b) To increase the number and type of mutual funds available to investors from ^ INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and


          (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

     (4) Increased Portfolio assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED

     As described in the section of each Portfolio's Prospectus entitled "Fund Price And Performance," the net asset value of shares of each Portfolio of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Portfolio that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares of that Portfolio. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


     The net asset value per share of each Portfolio is calculated by dividing the value of all securities held by that Portfolio and its other assets
(including dividends and interest accrued but not collected), less the Portfolio's liabilities (including accrued expenses) by the number of outstanding shares of that Portfolio.^ Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sales prices are not available, and listed securities for which no sales are reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Fund's board of directors or pursuant to procedures adopted by authority of the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Fund's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Fund's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.


     The values of securities held by the Portfolios and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Portfolios' net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate a Portfolio's net asset value on a particular day, the Fund's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE

     As discussed in the section of each Portfolio's Prospectus entitled "Fund Price And Performance," the Fund advertises the total return performance of the Portfolios, as well as the yield of the Utilities Portfolio. Average annual total return performance for each Portfolio for the indicated periods ended October 31, 1997, was as follows:

                                                                   10 Years/
                                                                   Life of
Portfolio                           1 Year        5 Years          Portfolio
---------                           ------        -------          ---------


Energy                              40.65%         18.87%          11.01%
Environmental Services              19.13%         10.41%           6.59%(1)
Financial Services                  39.80%         24.88%          24.41%
Gold                               (44.38%)         2.26%          (2.10%)
Health Sciences                     22.96%         15.49%          22.83%
Leisure                             22.32%         17.46%          19.72%
[Technology - Class I](2)            -              -               -
[Technology - Class II]             20.71%         23.65%          23.92%
Utilities                           14.37%         12.88%          12.41%

-----------------

     (1) The Environmental Services Portfolio did not commence operations until January 2, 1991. The total return of Environmental Services for the 82-month period from January 2, 1991 (date of inception) through October 31, 1997 was 6.59%.


     (2) The [Technology Portfolio - Class I] did not commence operations until December __, 1998.


     Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P(1 + T)n(exponential) = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

     The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Portfolio indicated.

     The yield of the Utilities Portfolio for the month ended October 31, 1997, was 2.48%. This yield was computed by dividing the net investment income per share earned during the period as calculated according to a prescribed formula by the net asset value per share on October 31, 1997. Because dividends received on the common stocks held by the Utilities Portfolio are generally paid near the end of calendar quarters and are accounted for on ex-dividend dates, such dividend income is recognized, for purposes of yield calculations, on an annualized basis.

     In conjunction with performance reports and/or analyses for the Portfolios, comparative data between a Portfolio's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Portfolios in performance reports will be drawn from the mutual fund groupings listed in each Portfolio's prospectus, in addition to the broad-based Lipper general fund groupings. Sources for Portfolio performance information and articles about the Portfolios include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector

      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND

     Periodic Withdrawal Plan. As described in the section of each Portfolio's Prospectus entitled "How To Sell Shares," the Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

     The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such a Plan do not represent income or a return on investment.


     Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to ^ INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

     Exchange Policy. As discussed in the section of each Portfolio's Prospectus entitled "How To Buy Shares - ^ Exchange Policy," the Fund offers shareholders the ability to exchange shares of any Portfolio of the Fund for shares of any other Portfolio and of exchanging shares of the Fund for shares of certain other no-load mutual funds advised by ^ INVESCO. Exchange requests may be made either by telephone or by written request to ^ INVESCO, using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This ^ ability is not an option or right to purchase securities but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

     As described in the section of the Portfolios' Prospectus entitled "Fund Services," shares of the Portfolios may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from ^ INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.


HOW TO REDEEM SHARES

     Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of each Portfolio's Prospectus entitled "How To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission (the "SEC") by order so permits.


     The Fund has authorized one or more brokers to accept redemption orders on the Portfolios' behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Portfolios' behalf. The Portfolios will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at a Portfolio's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.


     It is possible that in the future conditions may exist which would, in the opinion of the Fund's investment adviser, make it undesirable for a Portfolio to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund is obligated under the 1940 Act to redeem for cash all shares of a Portfolio presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Portfolio's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Portfolio and its shareholders, and are valued at the value assigned to them in computing the Portfolio's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


      ^ Each Portfolio intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal

Revenue Code of 1986, as amended (the "Code"). The ^ Portfolios so qualified in the fiscal year ended October 31, 1997, and ^ all Portfolios intend to qualify during ^ their current ^ fiscal year. As a result, it is anticipated that none of the ^ Portfolios will pay ^ federal income or excise taxes and all of the Portfolios will be accorded conduit or "pass through" treatment for federal income tax purposes.

     Dividends paid by ^ each Portfolio from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, ^ each Portfolio sends shareholders information regarding the amount and character of dividends paid in the year.

     Distributions by ^ each Portfolio of net capital ^ gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. ^ Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at the maximum rate of 20%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at ^ the maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a ^ maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependent on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax ^ adviser as to the effect of ^ distributions by ^ each Portfolio.

     All dividends and other distributions are regarded as taxable to the investor, regardless whether ^ such dividends and distributions are reinvested in additional shares of one of the ^ Portfolios or another fund in the INVESCO group. The net asset value of ^ Portfolio shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of ^ Portfolio shares were reduced below a ^ shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

     ^ INVESCO may provide ^ shareholders with information concerning the average cost basis of their shares in a Portfolio in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by ^ INVESCO will be computed using the single-category average cost method, although ^ INVESCO does not recommend any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for a Portfolio in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change the method.

     If ^ a Portfolio's shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital ^ gain distributions received on those shares.

     Each Portfolio will be subject to a ^ nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received by ^ a Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.^ If more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, the ^ Portfolio will be eligible to, and may, file an election with the ^ Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Each Portfolio will report to its shareholders shortly after each taxable year their respective shares of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Otherwise, foreign taxes withheld will be treated as an expense of the Portfolio.

     Each Portfolio ^ may invest in the stock of "passive foreign investment companies" ^(PFICs"). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive^ or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the ^ Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in ^ such Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     Each Portfolio may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over a Portfolio's adjusted tax basis therein as of the end of that year. Once the election has been made, a Portfolio also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by a Portfolio for prior taxable years. A Portfolio's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect ^ that amounts of income included and deductions taken under the election.

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time ^ such Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its shareholders.

     Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and ^ other distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.


INVESTMENT PRACTICES


     Leverage. The [INVESCO Technology Portfolio - Class I] is permitted to borrow for the purpose of purchasing portfolio securities. This is a speculative technique commonly known as leverage. Since the Technology Portfolio's inception, leverage has never been employed, and it may not be employed by any of the Funds without express authorization of the Company's board of directors. Such authorization is not presently contemplated. Should the leverage technique be employed at some future date, it would be employed with the expectation that portfolio gains attributable to the investment of borrowed monies will exceed the interest costs on such monies. If this expectation were not realized and the market value of securities so purchased declined, however, the impact of such market decline would be increased by the amount of interest paid on such borrowings.


     Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for any of the Fund's Portfolios. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended October 31, 1997, 1996 and 1995, were as follows:

      Portfolio                          1997           1996           1995
      ---------                          ----           ----           ----
      Energy                             249%           392%           300%
      Environmental Services             187            142            195
      Financial Services                  96            141           171^
      Gold                               148            155             72
      Health Sciences                    143             90            107
      Leisure                             25             56            119
      Technology - Class II              237            168            191
      Utilities                           55            141            185


     In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year.


     Placement of Portfolio Brokerage. ^ INVESCO, as the Fund's investment adviser, ^ places orders for the purchase and sale of securities with brokers and dealers based upon ^ INVESCO's evaluation of the brokers' and dealers' financial responsibility, subject to such brokers' and dealers' ability to effect transactions at the best available prices. ^ INVESCO evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire a new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on portfolio transactions of each applicable
Portfolio, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that any commissions or discounts charged the Portfolios are consistent with prevailing and reasonable commissions, ^ INVESCO ^ also ^ endeavors to monitor brokerage industry practices with regard to the commissions charged by broker-dealers on transactions effected for other comparable institutional investors. While ^ INVESCO ^ seeks reasonably competitive rates, the Portfolios do not necessarily pay the lowest commission, spread or discount available.

     Consistent with the standard of seeking to obtain the best execution on portfolio transactions, ^ INVESCO ^ may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to ^ INVESCO ^ in making informed investment decisions. Research services prepared and furnished by brokers through which the Portfolios effect securities transactions may be used by ^ INVESCO ^ in servicing all of their respective accounts and not all such services may be used by ^ INVESCO ^ in connection with the Fund's Portfolios.

     In recognition of the value of the above-described brokerage and research services provided by certain brokers, ^ INVESCO ^, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Fund's Portfolios on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

     Portfolio transactions may be effected through qualified ^ brokers and dealers who recommend the Portfolios to their clients or who act as agent in the purchase of any of the Portfolios' shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Fund's adviser may consider the sale of Portfolio shares by a broker or dealer in selecting among qualified ^ brokers and dealers.

     Certain financial institutions (including brokers who may sell shares of the Fund, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the financial institution or such affiliates to investors purchasing shares of the Portfolios through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Portfolio made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. The Fund's directors have authorized each Portfolio to pay transfer agency fees to ^ INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Fund. ^ INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, ^ the directors of the Fund have authorized the Fund to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. INVESCO itself pays the portion of ^ each Portfolio's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Fund's directors have further authorized ^ INVESCO to place a portion of the Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if ^ INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Fund may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied against any sub-transfer agency or recordkeeping fee payable with respect to the Fund on a basis which has resulted from negotiations between ^ INVESCO or IDI and the NTF Program Sponsor. Thus, the Fund pays sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by the ^ Portfolio's credits. In the event that the transfer agency fee paid by ^ a Portfolio to ^ INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in ^ that Portfolio exceeds the Services Fee applicable to the ^ Portfolio, after application of credits, ^ INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to the Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by ^ INVESCO prior to each fiscal year-end of the ^ Portfolio. The Fund's board of directors has also authorized the Portfolios (except the [Technology Portfolio - Class I]) to pay to IDI the full Rule 12b-1 fees contemplated by the Plan as payment for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Portfolios contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.


     The aggregate dollar amounts of brokerage commissions paid by the Fund for the fiscal years ended October 31, 1997, 1996 and 1995 were $19,588,903, $17,056,949 and $14,162,585, respectively. On a Portfolio basis, the aggregate amount of brokerage commissions paid in fiscal 1997 breaks down as follows:
Energy, $2,930,676; Environmental Services, $389,416; Financial Services, $2,984,942; Gold, $2,041,911; Health Sciences, $3,867,011; Leisure, $678,011;
Technology, $6,214,757; and Utilities, $481,479. For the year ended October 31, 1997, brokers providing research services received $7,484,369 in commissions on portfolio transactions effected for the Fund. On a Portfolio basis, this breaks down as follows: Energy, $1,056,892; Environmental Services, $81,883; Financial Services, $972,552; Gold, $1,180,686; Health Sciences, $1,843,742; Leisure,
$122,417; Technology, $2,088,347 and Utilities, $137,850. The aggregate dollar amount of such portfolio transactions was $4,404,563,694. On a Portfolio basis this figure breaks down as follows: Energy, $553,816,858; Environmental Services, $32,277,206; Gold, $332,821,821; Health Sciences, $1,237,093,851;
Financial Services, $789,895,358; Leisure, $48,748,634; Technology, $1,342,507,339; and Utilities $67,402,627. The Fund paid $2,344,896 in compensation to brokers for the sale of shares of the Fund during the fiscal year ended October 31, 1997. On a Portfolio basis this breaks down as follows:
Energy, $200,136; Environmental Services, $33,506; Financial Services, $465,330; Gold, $238,380; Health Sciences, $458,920; Leisure, $147,816; Technology, $743,112; and Utilities, $57,696.

     At October 31, 1997 the Fund's Portfolios held securities of their regular brokers or dealers, or the parent companies of such brokers and dealers, as follows:

                                                                     Value of
                                                                   Securities
Portfolio               Broker or Dealer                          at 10/31/97
---------               ----------------                          -----------

ENERGY FUND             None

ENVIRONMENTAL           None
SERVICES FUND

FINANCIAL SERVICES      Associates Corporation of              $28,460,000.00
FUND                      North America

                        State Street Boston                   $828,711,500.00
                          Corporation

                        Ford Motor Credit                      $28,463,000.00

                        Household Finance                      $30,496,000.00

                        Morgan Stanley Dean Witter             $12,740,000.00

GOLD FUND               None

HEALTH SCIENCES         Household Finance                      $27,100,000.00
FUND
                        Household Finance                      $35,130,000.00

LEISURE FUND            CIGNA                                   $6,302,000.00


TECHNOLOGY FUND -       Household Finance                      $42,851,000.00
CLASS II


UTILITIES FUND          Associates Corporation of               $4,620,000.00
                          North America


     ^ INVESCO ^ does not receive any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between ^ INVESCO ^ or any person affiliated with ^ INVESCO ^ or the Fund and any broker or dealer that executes transactions for the Fund.

ADDITIONAL INFORMATION

     Common Stock. The Fund has one billion authorized shares of common stock with a par value of $0.01 per share. Of the Fund's authorized shares, 100,000,000 shares have been allocated to each of the Fund's eight Portfolios. As of November 30, 1997, shares outstanding for each Portfolio were as follows:

      Portfolio                                 Shares Outstanding
      ---------                                 ------------------

      Energy                                            14,941,799
      Environmental Services                             1,904,144
      Financial Services                                38,794,048
      Gold                                              44,994,993
      Health Sciences                                   16,378,410
      Leisure                                            7,868,413
      [Technology - Class I]                                     0
      [Technology - Class II]                           30,431,538
      Utilities                                         14,387,953


     The board of directors has the authority to designate additional classes of Common Stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.


     Shares of each ^ series represent the interests of the shareholders of such ^ series or class of series in a particular portfolio of investments of the Fund. Each ^ series of the Fund's shares is preferred over all other ^ series or classes of series with respect ^ to the assets specifically allocated to that ^ series or class, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that ^ series or class. The assets of each ^ series or class are segregated on the books of account and are charged with the liabilities of that ^ series or class and with a share of the Fund's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Fund, and these items are allocated among ^ series and classes in proportion to the relative total assets of each ^ series or class. In the unlikely event that a liability allocable to one ^ series or class exceeds the assets belonging to the ^ series or class, all or a portion of such liability may have to be borne by the holders of shares of the Fund's other ^ series or class.

     All shares, regardless of Portfolio, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all ^ series of the Fund. When not all series or classes are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Portfolio's investment policies, only shareholders of the ^ series or class affected by the matter may be entitled to vote. Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Fund's shareholders. It is the intention of the Fund not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Fund's Articles of Incorporation, or at their discretion.


     Principal Shareholders. As of ^ August 31, 1998, the following entities held more than 5% of the Fund's and each Portfolio's outstanding equity securities.

                                                                     Class and
                                          Amount and Nature          ^ Percent
Name and Address                               of Ownership           of Class
----------------                          -----------------          ---------
Energy Portfolio


^ None


Gold Portfolio


Charles Schwab & Co. Inc.                 ^ 18,816,803.6640             36.54%
Special Custody Acct. For                 Record
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104


Health Sciences Portfolio


Charles Schwab & Co. Inc.                 ^ 4,941,445.4110              25.05%
Special Custody Acct. For                 Record
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

Leisure Portfolio


Charles Schwab & Co. Inc.                 ^ 2,140,109.8530              26.70%
Special Custody Acct. For                 Record
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104


Technology Portfolio - Class II

Charles Schwab & Co. Inc.                 ^ 10,325,718.1760             29.27%
Special Custody Acct. For                 Record
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104



State Street Global Adv. Tr.              3,645,668.2270                10.34%
Boeing Company Master Trust               Record
200 Newport Ave. J26N
N. Quincy, MA 02170-1742


Financial Services Portfolio


Charles Schwab & Co. Inc.                 ^ 16,415,780.3280             33.20%
Special Custody Acct. For                 Record
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104



National Financial Services Corp.         2,583,601.6260                 5.23%
The Exclusive Benefit of Cust.            Record
One World Financial Center
200 Liberty St., 5th Floor
New York, NY 10281-5500


Utilities Portfolio


Charles Schwab & Co. Inc.                 ^ 4,753,758.3780              41.76%
Special Custody Acct. For                 Record
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104

Environmental Services Portfolio


Charles Schwab & Co. Inc.                 ^ 504,936.3570                24.38%
Special Custody Acct. For                 Record
The Exclusive Benefit
of Customers
101 Montgomery St.
San Francisco, CA 94104


     Independent Accountants. ^ PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Fund. The bank is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Fund, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and foreign securities depositories.

     Transfer Agent. ^ INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, acts as registrar, dividend disbursing agent and transfer agent for the Fund pursuant to the Transfer Agency Agreement described in "The Fund ^ And Its Management." Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.


     Reports to Shareholders. The Fund's fiscal year ends on October 31. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Fund, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart, LLP, Washington, D.C. is legal counsel for the Fund. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel for the Fund.


     Financial Statements. The Fund's audited financial statements and the notes thereto for the fiscal year ended October 31, 1997, and the report of ^ PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated herein by reference from the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997.

     ^ Prospectuses. The Fund will furnish, without charge, a copy of ^ a Prospectus upon request. Such requests should be made to the Fund at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.


     Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A


DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS
(Energy,   Environmental,   Financial   Services,   Health  Sciences,   Leisure,
[Technology - Class II] and Utilities Portfolios)


Options on Securities

     An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Portfolio would have to exercise the option in order to realize any profit. This would result in the Portfolio's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Portfolio as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Portfolio is required to deliver the securities pursuant to the assignment of an exercise note, it will not be able to sell the underlying security until the option expires.

     Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believe that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonable anticipated volume.

     In addition, options on securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sole (written) to dealers or financial institutions which have enters into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. A Portfolio will engage OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or receive. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to the market."

     A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

Options on Futures Contracts

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, int he case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a Futures Contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration ate. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                          PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

            (a)   Financial Statements:
                                                                  Page in
                                                                  Prospectus

            (1)   Financial statements and schedules
                  included in Prospectus (Part A):


                  ^ None.

                                                                  Page in
                                                                  Statement
                                                                  of Addi-
                                                                  tional In-
                                                                  formation


            (2)   The following audited financial
                  statements of the Fund and the notes
                  thereto for the fiscal year ended
                  October 31, 1997 and the report of ^
                  PricewaterhouseCoopers LLP with respect
                  to such financial statements are
                  incorporated in the Statement of
                  Additional Information by reference from the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1997: Statement of Investment Securities as of October 31, 1997; Statement of
                  Assets and Liabilities as of October 31,
                  1997; Statement of Operations for the
                  year ended October 31, 1997; Statement
                  of Changes in Net Assets for each of the two years in the period ended October
                  31, 1997; Financial Highlights for each
                  of the five years in the period ended
                  October 31, 1997.


            (3)   Financial statements and schedules
                  included in Part C:

                  None:  Schedules have been omitted as
                  all information has been presented in
                  the financial statements.

            (b)   Exhibits:

            (1)   Articles of Restatement of the Articles
                  of Incorporation filed November 24,
                  1989.(1)

                  (a) Articles Supplementary to the Fund's
                  Articles of Incorporation filed December
                  26, 1990.(1)

                  (b) Articles of Amendment of the
                  Articles of Incorporation filed December
                  2, 1994.(1)

                  (c) Form of Articles of Amendment of the Articles of Incorporation filed
                  ________________, 1998.


            (2)   Bylaws as of July 21, 1993.(1)

            (3)   Not applicable.

            (4)   Not required to be filed on EDGAR.


            (5)   (a) Investment Advisory Agreement dated
                  February 28, ^ 1997.(2)

                  ^(b) Form of Amendment to Investment
                  Advisory Agreement.

            (6)   General Distribution Agreement dated
                  February 28, ^ 1997.(2)

            (7)   (a) Defined Benefit Deferred
                  Compensation Plan for Non-Interested
                  Directors and Trustees.(1)

                  (b) Form of Amended Defined Benefit
                  Deferred Compensation Plan for
                  Non-Interested Directors and Trustees.

            (8)   Custody Agreement between Registrant and
                  State Street Bank and Trust Company
                  dated ^ 1993.(2)

                  (a) Amendment to Custody Agreement dated
                  October 25, ^ 1995.(2)

                  (b) Data Access Services ^ Addendum.(2)

            (9)   (a) Transfer Agency Agreement dated
                  February 28, ^ 1997.(2)

                  (b) Administrative Services Agreement
                  between the Fund and INVESCO Funds
                  Group, Inc. dated February 28, ^ 1997.(2)

            (10) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-^ assessable.(2)


            (11)  Consent of Independent Accountants.

            (12)  Not applicable.

            (13)  Not applicable.

            (14)  Copies of model plans used in the
                  establishment of retirement plans as
                  follows:

                  (a) Non-standardized Profit Sharing
                  Plan;

                  (b) Non-standardized Money Purchase
                  Pension Plan;

                  (c) Standardized Profit Sharing Plan
                  Adoption Agreement;

                  (d) Standardized Money Purchase Pension
                  Plan;

                  (e) Non-standardized 401(k) Plan
                  Adoption Agreement;

                  (f) Standardized 401(k) Paired Profit
                  Sharing Plan;

                  (g) Standardized Simplified Profit
                  Sharing Plan;

                  ^(h) Defined Contribution Master Plan &
                  Trust Agreement^.

            (15)  (a) Plan and Agreement of Distribution
                  dated November 1, 1997 adopted pursuant
                  to Rule 12b-1 under the Investment
                  Company Act of ^ 1940.(2)

                  (b) Amended Plan and Agreement of
                  Distribution dated December 1, ^ 1997.(2)

            (16)  Schedule for computation of performance
                  ^ data.(2)

            (17) (a) Financial Data Schedule for the year ended October 31, 1997 for the Energy ^
                  Portfolio.(2)

                  (b) Financial Data Schedule for the year ended October 31, 1997 for the Environmental Services ^ Portfolio.(2)

                  (c) Financial Data Schedule for the year ended October 31, 1997 for the Financial
                  Services ^ Portfolio.(2)

                  (d) Financial Data Schedule for the year ended October 31, 1997 for the Gold ^
                  Portfolio.(2)

                  (e) Financial Data Schedule for the year ended October 31, 1997 for the Health
                  Sciences ^ Portfolio.(2)

                  (f) Financial Data Schedule for the year ended October 31, 1997 for the Leisure ^
                  Portfolio.(2)

                  (g) Financial Data Schedule for the year ended October 31, 1997 for the Technology ^ Portfolio.(2)

                  (h) Financial Data Schedule for the year ended October 31, 1997 for the Utilities
                  ^ Portfolio.(2)

            ^(18)Form of Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 by the Registrant adopted by the Board of Directors ______________, 1998.


(1)Previously filed on EDGAR with Post-Effective Amendment No. 20 to the Registration Statement on December 30, 1996, in incorporated by reference herein.


(2)Previously filed on EDGAR with Post-Effective Amendment No. 21 to the Registration Statement on December 24, 1997 and incorporated by reference herein.


Item 25.    Persons Controlled by or Under Common Control with
            Registrant

     No person is presently controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities


                                                        Number of Record
                                                           Holders as of
            Title of Class                             ^ August 31, 1998
            --------------                             -----------------


            Common Stock


            Energy Portfolio                                    ^ 11,915
            Environmental Services Portfolio                     ^ 4,087
            Financial Services Portfolio                        ^ 88,612
            Gold Portfolio                                      ^ 17,655
            Health Sciences Portfolio                           ^ 88,234
            Leisure Portfolio                                   ^ 24,764
            Technology Portfolio                                ^ 75,301
            Utilities Portfolio                                 ^ 11,401


Item 27.    Indemnification

     Indemnification provisions for officers, directors and employees of Registrant are set forth in Article X of the Amended Bylaws and Article Seventh
(3) of the Articles of Restatement of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24(b)(1) and (2) above. Under these Articles, directors and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Fund also maintains liability insurance policies covering its directors and officers.

Item 28.    Business and Other Connections of Investment Adviser


     See "The Fund and Its Management" in the Fund's ^ Prospectus and in the Statement of Additional Information for information regarding the business of the investment adviser^, INVESCO.

     Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO. Certain of these persons hold positions with IDI, a subsidiary of INVESCO, and, during the past two fiscal years, have held positions with Institutional Trust Company d.b.a. INVESCO Trust Trust Company, an affiliate of INVESCO.


                                   Position
                                     with      Principal Occupation and
             Name                  Adviser       Company Affiliation
             ----                  -------       -------------------

Dan J. Hesser                  Chairman         Chairman
                               and              INVESCO Funds Group, Inc.
                               Director         7800 East Union Avenue
                                                Denver, CO 80237

                                   Position
                                     with      Principal Occupation and
             Name                  Adviser       Company Affiliation
             ----                  -------       -------------------


Mark H. Williamson             Officer &        President & Chief
                               Director         Executive Officer
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

William J. Galvin, Jr.         Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Ronald L. Grooms               Officer          Senior Vice President &
                                                Treasurer
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Richard W. Healey              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Daniel B. Leonard              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Charles P. Mayer               Officer &        Senior Vice President
                               Director         INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Timothy J. Miller              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Donovan J. (Jerry) Paul        Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Glen A. Payne                  Officer          Senior Vice President,
                                                Secretary & General
                                                Counsel
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

                                   Position
                                     with      Principal Occupation and
             Name                  Adviser       Company Affiliation
             ----                  -------       -------------------

John R. Schroer, II            Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Ingeborg S. Cosby              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237


Elroy E. Frye, Jr.             Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Linda J. Gieger                Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Mark D. Greenberg              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Gerard F. Hallaren, Jr.        Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Richard R. Hinderlie           Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Thomas M. Hurley               Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Patricia F. Johnston           Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

James F. Lummanick             Officer          Vice President &
                                                Assistant General Counsel
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

                                   Position
                                     with      Principal Occupation and
             Name                  Adviser       Company Affiliation
             ----                  -------       -------------------

Thomas A. Mantone, Jr.         Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Trent E. May                   Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Frederick R. (Fritz)           Officer          Vice President
Meyer                                           INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Jeffrey G. Morris              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Laura M. Parsons               Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Pamela J. Piro                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Gary L. Rulh                   Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

John S. Segner                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Terri B. Smith                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Alan I. Watson                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Judy P. Wiese                  Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

                                   Position
                                     with      Principal Occupation and
             Name                  Adviser       Company Affiliation
             ----                  -------       -------------------

Ronald C. Lively               Officer          Senior Regional Vice
                                                President
                                                INVESCO Funds Group, Inc.
                                                17406 Brown Road
                                                Odessa, FL 33556

Scott E. Stapley               Officer          Senior Regional Vice
                                                President
                                                INVESCO Funds Group, Inc.
                                                1615 Arch Bay Drive
                                                Newport Beach, CA 92660

David B. McElroy               Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Ryland K. Pruett, Jr.          Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                2337 Mirow Place
                                                Charlotte, NC 28270

Thomas H. Scanlan              Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                12028 Edgepark Court
                                                Potomac, MD 20854

Michael D. Legoski             Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Stephen A. Moran               Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Donald R. Paddack              Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Kent T. Schmeckpeper           Officer          Assistant Vice President
                                                Account Relationship
                                                Manager
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Tane' T. Tyler                 Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

                                   Position
                                     with      Principal Occupation and
             Name                  Adviser       Company Affiliation
             ----                  -------       -------------------

Jeraldine E. Kraus             Officer          Assistant Secretary
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Item 29.    Principal Underwriters
            ----------------------
            ^ INVESCO Diversified Funds, Inc.
            INVESCO Emerging Opportunity Funds, Inc.
            INVESCO Equity Funds, Inc.
            INVESCO Flexible Funds, Inc.
            INVESCO Growth Fund, Inc.
            INVESCO Income Funds, Inc.
            INVESCO Industrial Income Fund, Inc.
            INVESCO International Funds, Inc.
            INVESCO Money Market Funds, Inc.
            ^ INVESCO Specialty Funds, Inc.
            INVESCO Tax-Free Income Funds, Inc.
            INVESCO Value Trust
            INVESCO Variable Investment Funds, Inc.

            (b)
                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
------------------                  -------------             -------------

William J. Galvin, Jr.              ^ Sr. Vice                Assistant
7800 E. Union Avenue                President &               Secretary
Denver, CO  80237                   Assistant
                                    Secretary

Ronald L. Grooms                    ^ Sr. Vice                Treasurer,
7800 E. Union Avenue                President                 Chief Fin'l
Denver, CO  80237                   & Treasurer               Officer, and
                                                              Chief Acctg.
                                                              ^ Off.

^ Richard W. Healey                 Sr. Vice
7800 E. Union Avenue                President                 ^

Denver, CO  80237


^ Dan J. Hesser                     Chairman of the
7800 E. Union Avenue                Board & Director

Denver, CO  80237

Charles P. Mayer                    Director
7800 E. Union Avenue
Denver, CO 80237


Glen A. Payne                       Senior Vice               Secretary
7800 E. Union Avenue                President, ^
Denver, CO 80237                    Secretary &
                                    General Counsel

Judy P. Wiese                       Vice President            Asst. Treas.
7800 E. Union Avenue                & Assistant
Denver, CO  80237                   Treasurer

Mark H. Williamson                  President,                President,
7800 E. Union Avenue                Chief Executive           CEO & Director
Denver, CO 80237                    Officer &
                                    Director ^

            (c)   Not applicable.

Item 30.    Location of Accounts and Records


            ^ Mark H. Williamson
            7800 E. Union Avenue
            Denver, CO  80237


Item 31.    Management Services

            Not applicable.

Item 32.    Undertakings

           (a) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (b) The registrant hereby undertakes that the board of directors will call such meetings of shareholders for action by shareholder vote, including acting on the question of removal of a director or directors, as may be requested in writing by the holders of at least 10% of the outstanding shares of the Fund or as may be required by applicable law or the Fund's Articles of
               Incorporation, and to assist the shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^ 30th day of ^ September, 1998.


Attest:                                INVESCO Strategic Portfolios, Inc.


/s/ Glen A. Payne                         /s/ ^ Mark H. Williamson
------------------------------------      ------------------------------------
Glen A. Payne, Secretary                  ^ Mark H. Williamson, President

     Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^ 30th day of September, 1998.

^/s/ Mark H. Williamson                   /s/ Lawrence H. Budner
------------------------------------      ------------------------------------
^ Mark H. Williamson, President &         Lawrence H. Budner, Director
Director (Chief Executive Officer)


/s/ Ronald L. Grooms                      /s/ Daniel D. Chabris
------------------------------------      ------------------------------------
Ronald L. Grooms, Treasurer               Daniel D. Chabris, Director
(Chief Financial and Accounting Officer)

/s/ Victor L. Andrews                     /s/ Fred A. Deering
------------------------------------      ------------------------------------
Victor L. Andrews, Director               Fred A. Deering, Director

/s/ Bob R. Baker                          /s/Larry Soll
------------------------------------      ------------------------------------
Bob R. Baker, Director                    Larry Soll, Director

/s/ Charles W. Brady                      /s/ ^ Kenneth T. King, Director
------------------------------------      ------------------------------------
^ Charles W. Brady, Director              Kenneth T. King, Director

/s/ Wendy L. Gramm                        /s/ John W. McIntyre
------------------------------------      ------------------------------------
^ Wendy L. Gramm, Director                      John W. McIntyre, Director

^


By* _____________________________         By*   /s/ Glen A. Payne
      Edward F. O'Keefe                         -----------------
      Attorney in Fact                          Glen A. Payne
                                                Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on July 20, 1989, January 9, 1990, May 22, 1992, September 1, 1993, December 1,
1993, December 21, 1995 ^, December 30, 1996 and December 24, 1997.

                                 Exhibit Index

                                                Page in
Exhibit Number                                  Registration Statement


      ^ 1(c)                                           103
      5(ai)                                            105
      7(b)                                             106
      11                                               113
      14(a)                                            114
      14(b)                                            152
      14(c)                                            188
      14(d)                                            221
      14(e)                                            251
      14(f)                                            305
      14(g)                                            348
      14(h)                                            357
      18                                               460